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SECURITIES AND EXCHANGE COMMISION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 30, 2000

Date of Report (Date of earliest event reported)
ENHERENT CORP.

Exact Name of Registrant as Specified in Charter)

Delaware                     0-23315                 13-3914972
--------------         --------------------      ------------------
(State or other        (Commission File Number)     (IRS Employer
jurisdiction of                                   Identification No.)
Incorporation)


12300 Ford Road
Dallas, Texas                                        75234
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(Address of Principal Executive Offices)          (Zip Code)

                                 (972) 243-8345
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              Registrant's telephone number, including area code
                                Not Applicable

Former Name or Former Address, if Changes Since Last Report)

PRT Group Inc.
80 Lamberton Road
Windsor, Connecticut                              06095


Item 5. Other Events. On August 22, 2000, at a special meeting of the Board of Directors of enherent Corp. (the "Registrant") the Registrant received Director approval to purchase up to 2,000,000 shares of the company's common stock through open market purchases at prevailing market prices. The approved stock buyback to be executed at management's discretion from time to time, with no limit as to the time when the repurchases must be made.

Item 7.   Financial Statements and Exhibits.

            (c)   Exhibits.

00.1  Press Release, dated as of August 22, 2000
00.2 Press Release, dated as of August 30, 2000
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
enherent Corp.


Date:    August 30, 2000               By: /s/  DAN S. WOODWARD
                                          -----------------------
                                          Dan S. Woodward
                                          President, Chief Executive Officer
                                          and Chief Executive Officer



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EXHIBIT INDEX
Exhibit No.                 Description

00.1          Press Release, dated as of August 22, 2000
00.2          Press Release, dated as of August 30, 2000